SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2016 (June 30, 2016)

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Nusa Tenggara Partnership Purchase Agreement

On June 30, 2016, Newmont Mining Corporation, a Delaware Corporation (“Newmont”), entered into a binding share sale and purchase agreement (the “NTPBV SPA”) with Nusa Tenggara Partnership BV, a limited liability company incorporated and existing under the laws of the Netherlands (“NTPBV”), PT Amman Mineral Internasional, a company incorporated and existing under the laws of the Republic of Indonesia (“PT AMI”), and Sumitomo Corporation, a company incorporated and existing under the laws of Japan (“Sumitomo” and, together with Newmont, the “NTPBV SPA Guarantors”), pursuant to which NTPBV will, subject to the terms and conditions in the NTPBV SPA, sell PT AMI 3,827,071 shares of PT Newmont Nusa Tenggara, a limited liability company incorporated and existing under the laws of the Republic of Indonesia (“PTNNT”), which operates the Batu Hijau copper and gold mine in Indonesia. PTNNT is approximately 56.0% owned by NTPBV (which is 56.25% indirectly owned by Newmont and 43.75% by Nusa Tenggara Mining Corporation of Japan, which, in turn, is indirectly majority owned by Sumitomo), approximately 17.8% owned by PT Pukuafu Indah (a limited liability company incorporated and existing under the laws of the Republic of Indonesia, or “PTPI”), approximately 24.0% owned by PT Multi Daerah Bersaing (a limited liability company incorporated and existing under the laws of the Republic of Indonesia, or “PTMDB”) and approximately 2.2% owned by PT Indonesia Masbaga Investama (a limited liability company incorporated and existing under the laws of the Republic of Indonesia, or “PTIMI”). The sale price to be received by NTPBV is comprised of a cash amount of approximately $1.0 billion, of which $50 million has been received as a deposit and the remainder of which is to be delivered at closing, and contingent payment amounts contemplated by the Contingent Deferred Payment Deed of up to $225.0 million, the Elang Development Deferred Payment Deed of up to approximately $203.7 million and the Metal Price Upside Deferred Payment Deed of up to approximately $229.7 million, described below. The total consideration for Newmont’s 48.5% economic interest in PTNNT is approximately $1.3 billion of which approximately $920 million is to be paid at closing and approximately $403 million relates to the contingent payments. The completion of the sale contemplated in the NTPBV SPA (the “Completion”) is subject to the closing conditions noted below. Assuming the resolution of the closing conditions the transaction is anticipated to close in the third quarter of 2016. Concurrent with the Completion, PTNNT will change its name to PT Amman Mineral Nusa Tenggara.

The NTPBV SPA includes customary representations, warranties and covenants by the parties, and is subject to various closing conditions, including (i) obtaining approval of the Indonesian Ministry of Energy and Mineral Resources and the Indonesian Investment Coordinating Board in respect of the transfer of shares to PT AMI, and other required governmental consents and approvals; (ii) PTNNT holding a valid export license at closing; (iii) concurrent closing of PTMDB’s sale of its approximately 24% stake in PTNNT to PT AMI; (iv) obtaining approval of the shareholders of NTPBV for the transfer of the equity interests in PTNNT; (v) obtaining approval of the shareholders of PTNNT for the transfer of shares in PTNNT to PT AMI and the appointment of directors nominated by PT AMI; (vii) no material adverse events having occurred, including (a) an event that causes significant interruption of mining or milling operations of PTNNT for three months or longer, (b) laws or regulations that prevent PTNNT from exporting its production outside of Indonesia for three months or longer, (c) the revocation or termination of PTNNT’s mineral rights and mining concessions with the Republic of Indonesia, and (d) any revocation, termination or suspension of PTNNT’s export license; and (viii) the satisfaction or waiver of each of the conditions precedent to PTIMI’s agreement to sell its approximately 2.2% stake in PTNNT to PT AMI and the PTPI Loan SPA (defined below).

The NTPBV SPA Guarantors have agreed, to the extent of their proportionate interest in NTPBV, to guarantee to PT AMI the performance of NTPBV’s obligations under the NTPBV SPA and NTPBV’s tax indemnity obligations under the Contingent Deferred Payment Deed, the Elang Development Deferred Payment Deed and the Metal Price Upside Deferred Payment Deed (the “Guaranteed Obligations”). The NTPBV SPA Guarantors have also agreed, to the extent of their proportionate interest in NTPBV, to indemnify PT AMI against all losses, actions, proceedings and judgments of any nature arising from any default or delay in the performance of NTPBV’s obligations in relation to the Guaranteed Obligations. In addition, Newmont has agreed to guarantee to PT AMI the performance of PTIMI’s obligations to sell its approximately 2.2% stake in PTNNT to PT AMI and to indemnify PT AMI against all losses, actions, proceedings and judgments of any nature arising from any default or delay in the performance of PTIMI’s obligations.

The NTPBV SPA contains certain automatic termination provisions, which become relevant if certain conditions precedent have not been satisfied or waived within four months of the execution of the NTPBV SPA.

The foregoing description of the NTPBV SPA and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the NTPBV SPA, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Metal Price Upside Deferred Payment Deed

Concurrent with the Completion, PTNNT will enter into a Metal Price Upside Deferred Payment Deed (the “Metal Price Upside Deferred Payment Deed”) with NTPBV and PT AMI, capped at approximately $229.7 million (the “Metal Upside Amount”), in favor of NTPBV, whereby PTNNT agrees to pay NTPBV, in any quarter in which the London Metal Exchange quarterly average copper price exceeds $3.75 per pound, 30% of the product of (i) the difference between the London Metal Exchange quarterly average copper price and $3.75 and (ii) 96.5% of the total pounds of copper contained in shipments of mineral products mined or produced from the Batu Hijau mine that arrived in buyers’ or customers’ designated port for delivery during the previous quarter.

PT AMI will guarantee to NTPBV the performance of PTNNT’s obligations under the Metal Price Upside Deferred Payment Deed. PT AMI will also indemnify NTPBV against all loss, actions, proceedings and judgments of any nature arising from any default or delay in the performance of PTNNT’s obligations under the Metal Price Upside Deferred Payment Deed.

At any time from the first anniversary of the Completion PTNNT can exercise a right to make a settlement payment, whereby the parties will appoint two independent financial institutions to determine the current value of the Metal Upside Amount (the “Metal Settlement Amount”), the amount of which will become immediately due and payable irrespective of whether any Metal Upside Amounts have become payable.

The Metal Price Upside Deferred Payment Deed will be terminated automatically upon the full payment of the Metal Upside Amount, the Metal Settlement Amount, or an amount determined after an event of default by two independent financial institutions.

The foregoing description of the Metal Price Upside Deferred Payment Deed and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the form of Metal Price Upside Deferred Payment Deed, a copy of which is attached as Attachment 3 to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Elang Development Deferred Payment Deed

Concurrent with the Completion, PTNNT will enter into the Elang Development Deferred Payment Deed (the “Elang Development Deferred Payment Deed”) with NTPBV and PT AMI, in favor of NTPBV, whereby no later than the first anniversary of the first shipment of concentrate (of any form of saleable copper, gold or silver product) produced from the Elang development payment area, PTNNT agrees to pay NTBBV SPA approximately $203.7 million (the “Elang Development Payment”).

PT AMI will guarantee to NTPBV the performance of PTNNT’s obligations under the Elang Development Deferred Payment Deed. PT AMI will also indemnify NTPBV against all loss, actions, proceedings and judgments of any nature arising from any default or delay in the performance of PTNNT’s obligations under the Elang Development Deferred Payment Deed.

The Elang Development Deferred Payment Deed will terminate after the full payment of the Elang Development Payment.

The foregoing description of the Elang Development Payment Deed and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the form of Elang Development Deferred Payment Deed, a copy of which is attached as Attachment 2A to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Contingent Payment Deed

Concurrent with the Completion, PTNNT will enter into a Contingent Payment Deed (the “Contingent Payment Deed”) with NTPBV and PT AMI, capped at approximately $225.0 million (the “Contingent Payment Amount”), in favor of NTPBV, whereby (i) PTNNT agrees to pay NTPBV $112.5 million if, in any year after 2022 in which there is production from Phase 7 of the Batu Hijau mine, the London Metal Exchange annual average copper price is $2.75 or more per pound and (ii) if the full Contingent Payment Amount has not yet been paid, PTNNT agrees to pay NTPBV $112.5 million in any year, after both the second anniversary of the first shipment of concentrate produced from the Elang development payment area and December 31, 2023, in which the London Metal Exchange annual average copper price in respect to such year is $3.25 or more per pound. If the production and sales during the relevant year do not take place in accordance with the ordinary course of business in Phase 7 of the Batu Hijau mine (in the case of clause (i) above) or the Elang development payment area (in the case of clause (ii) above), the amount of payment under the Contingent Payment Deed will be reduced by the percentage equal to the number of days of such stoppages of production or sales divided by the total number of days in the relevant year.

PT AMI will guarantee to NTPBV the performance of PTNNT’s obligations under the Contingent Payment Deed. PT AMI will also indemnify NTPBV against all loss, actions, proceedings and judgments of any nature arising from any default or delay in the performance of PTNNT’s obligations under the Contingent Payment Deed.

At any time from the first anniversary of the Completion PTNNT can exercise a right to make a settlement payment, whereby the parties will appoint two independent financial institutions to determine the current value of the Contingent Payment Amount (the “Contingent Settlement Amount”), the amount of which will become immediately due and payable irrespective of whether any Contingent Payment Amounts have become payable.

The Contingent Payment Deed will be terminated automatically upon the full payment of the Contingent Payment Amount, the Contingent Settlement Amount, or an amount determined after an event of default by two independent financial institutions.

The foregoing description of the Contingent Payment Deed and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the form of the Contingent Payment Deed, a copy of which is attached as Attachment 2 to Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

PTPI Loan Purchase Agreement

On June 30, 2016, Newmont entered into a sale and purchase agreement (the “PTPI Loan SPA”) with NVL (USA) Limited, a Delaware Corporation (“NVL”) and PT AMI, pursuant to which NVL will, subject to the terms and conditions in the PTPI Loan SPA, sell PT AMI all rights and obligations of NVL under the Amended and Restated Loan Agreement entered into between PTPI and NVL, dated November 25, 2009, as amended March 26, 2010 and as amended and restated October 22, 2012 (the “Original Loan Agreement”) for a purchase price of approximately $312.6 million, subject to certain adjustments, including an automatic reduction by any amount of decrease in the debts and monetary liabilities of the obligors under the Original Loan Agreement between the execution of the PTPI Loan SPA and the effective date of the PTPI Loan SPA.

The PTPI Loan SPA includes customary representations, warranties and covenants by the parties, and is subject to various closing conditions, including (i) the satisfaction of the conditions in the transaction documents relating to the NTPBV SPA; (ii) the execution of new loan documents by each of the parties stated to be parties to those documents; (iii) the resolution of certain tax matters; and (vi) PTNNT having paid a dividend of no less than approximately $321.2 million upon the Completion.

Newmont has agreed to guarantee NVL’s obligations under the PTPI Loan SPA and the related loan sale documents. Newmont has also agreed to indemnify PT AMI against all losses, actions, proceedings and judgments of any nature arising from any default or delay in the performance of NVL’s obligations under the PTPI Loan SPA and the related loan sale documents.

The PTPI Loan SPA includes certain termination rights for PT AMI, including (i) an event of default under the Original Loan Agreement which results in a material adverse change to the loan assets or a diminution of the value of the debts and monetary liabilities of the obligors under the Original Loan Agreement or (ii) a reduction in the amount of the debts and monetary liabilities of the obligors under the Original Loan Agreement below $200 million.

The foregoing description of the PTPI Loan SPA and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the full text of the PTPI Loan SPA, a copy of which is attached as Exhibit 2.2 hereto, and the terms of which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors provided for under such sections. Forward-looking statements may be accompanied by terminology such as “may,” “will,” “expect,” “anticipate,” “believe,” “plan” or comparable terminology. Forward-looking statements used herein may include, without limitation, estimates and expectations regarding the completion of the sale of Batu Hijau, timing of closing of the sale transaction, contingent payments, future operation and transition of Batu Hijau (including Phase 7) and future development of Elang. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the “forward-looking statements.” The closing of the transaction remains contingent on the receipt of regulatory approvals, buyer shareholder approval and satisfaction of other conditions precedent, including, without limitation, government approval of the PTNNT share transfer, maintenance of valid export license at closing, the concurrent closing of the PTMDB sale of its 24% stake to the buyer, resolution of certain tax matters, and no occurrence of material adverse events that would substantially impact the future value of Batu Hijau. Potential additional risks include other political, regulatory or legal challenges and community and labor issues. The amount of contingent payment will also remain subject to risks and uncertainties, including copper prices and future production and development at Batu Hijau and Elang. Other risks relating to forward looking statements in regard to the Company’s business and future performance include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, community relations, conflict resolution and outcome of projects or oppositions and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company’s 2015 Annual Report on Form 10-K, filed on or about February 17, 2016, with the Securities and Exchange Commission (the “SEC”), as well as the Company’s other SEC filings. As such, no guarantees can be made with respect to future performance or the consummation of the contemplated transaction. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibits

2.1*	NTPBV Share Sale and Purchase Agreement by and among Nusa Tenggara Partnership BV, as vendor, Newmont Mining Corporation, as vendor guarantor, Sumitomo Corporation, as vendor guarantor, and PT Amman Mineral Internasional, as purchaser, dated June 30, 2016.

2.2*	Sale and Purchase Agreement – PTPI Loan by and among NVL (USA) Limited, as original lender, Newmont Mining Corporation, as original lender guarantor, and PT Amman Mineral Internasional, as new lender, dated June 30, 2016.

*	Pursuant to Item 601(b)(2) of Regulation S-K schedules and attachments have been omitted, but will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan H. Hennessey
Name:	Logan H. Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: July 5, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1*	NTPBV Share Sale and Purchase Agreement by and among Nusa Tenggara Partnership BV, as vendor, Newmont Mining Corporation, as vendor guarantor, Sumitomo Corporation, as vendor guarantor, and PT Amman Mineral Internasional, as purchaser, dated June 30, 2016.

2.2*	Sale and Purchase Agreement – PTPI Loan by and among NVL (USA) Limited, as original lender, Newmont Mining Corporation, as original lender guarantor, and PT Amman Mineral Internasional, as new lender, dated June 30, 2016.

*	Pursuant to Item 601(b)(2) of Regulation S-K schedules and attachments have been omitted, but will be furnished supplementally to the Securities and Exchange Commission upon request.

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